SUPPLEMENT DATED FEBRUARY 26, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

COMSTOCK PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2015

This supplement revises the Comstock Portfolio Class I and P Shares summary prospectus dated May 1, 2015, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, all references to Matthew Seinsheimer in the “Portfolio Manager and Primary Title with Sub-Adviser” table are replaced with the following:

Charles DyReyes, CFA, Portfolio Manager	Since 2015